UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2022

KENONGWO GROUP US, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-239929	37-1914208
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Yangjia Group, Xiaobu Town

Yuanzhou District, Yichun City

(Address of Principal Executive Office) (Zip Code)

+86-400-915-2178

(Registrant’s telephone number, including area code)

John B. Lowy, Esq.

1345 Avenue of the Americas, Second Floor, New York, NY 10105

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b 2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

On March 3, 2022, the Board of Directors of Kenongwo Group US, Inc. approved the appointment of Assentsure PAC (“Assentsure”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021, and dismissed WWC, P.C. (“WWC”), as the Company’s auditor. The engagement of Assentsure was approved by the Company’s Board of Directors.

WWC’s most recent reports on the financial statements of the Company as of and for the fiscal years ended December 31, 2020 and December 31, 2019 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit reports on the financial statements of the Company for those two fiscal years stated that the Company had incurred substantial losses during the year ended December 31, 2020, and had a working capital deficit as of that date, which raised substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2020 and December 31, 2021, and through March 3, 2022, the date of WWC’s dismissal, (i) there were no disagreements with WWC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of WWC would have caused WWC to make reference thereto in their reports for such fiscal years and (ii) there were no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K), except for the following reportable events. As disclosed in the Company’s Form 10-Ks for the fiscal years ended December 31, 2019, and December 31, 2020, and the last filed Quarterly Report on 10-Q for the quarter ended September 30, 2021, management concluded that the Company’s internal controls over financial reporting were not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting related to the ability of the Company to record transactions and provide disclosures in accordance with U.S. GAAP, and the Company not having sufficient and skilled accounting personnel with an appropriate level of experience in the application of U.S. GAAP commensurate with the Company’s financial reporting requirements.

During the fiscal years ended December 31, 2020 and December 31, 2021, and the subsequent interim period through March 3, 2022, neither the Company, nor anyone acting on the Company’s behalf, has consulted with Assentsure regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, in any case where either a written report or oral advice was provided to the Company by Assentsure, that Assentsure concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Assentsure did not audit the Company’s financial statements for any period prior to its retention. Prior to Assentsure’s retention, the Company did not consult with Assentsure regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

The Registrant has provided WWC with a copy of the disclosures in this Report and has requested that WWC provide it with a letter addressed to the United States Securities and Exchange Commission stating whether or not WWC agrees with the statements made in this Item 4.01, which concern WWC. WWC has furnished that letter, and a copy thereof is filed as Exhibit 16.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
16.1	Letter from WWC, addressed to the US Securities and Exchange Commission, Dated April 14, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Kenongwo Group US, Inc.

April 14th, 2022	By:	/s/ Jianjun Zhong
Jianjun Zhong, CEO

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